                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement numbered 333-72860 on Form S-3 of our report dated March 6, 2001 included in JMAR Technologies, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                    Arthur Andersen LLP




San Diego, California
January 8, 2002